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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated December 6, 2002, in the Registration Statement (Form S-1) and related Prospectus of TODCO (formerly R&B Falcon Corporation and Subsidiaries) dated December 18, 2002.

/s/ ERNST & YOUNG LLP

Houston, Texas
December 17, 2002